UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

_________________

IRWIN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

INDIANA (State or Other Jurisdiction of Incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 3.01(a). Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

    On May 29, 2009, Irwin Financial Corporation (the "Corporation") received notice (the "Notice") from the New York Stock Exchange (the "NYSE") that the Corporation has fallen below the NYSE's continued listing standard related to the Corporation's total market capitalization and stockholders' equity. The NYSE requires that a listed company have an average market capitalization of not less than $50 million over a consecutive 30 trading-day period and stockholders' equity of not less than $50 million.

Within 45 days from receipt of the Notice, the Corporation intends to submit a plan to the NYSE that demonstrates the Corporation's ability to achieve compliance with the continued listing standards within the allotted 18-month cure period. Upon receipt of the Corporation's plan, the NYSE has 45 calendar days to review the Corporation's plan. The NYSE will either accept the plan, at which time the Corporation will be subject to ongoing monitoring for compliance with this plan, or the NYSE will not accept the plan and the Corporation will be subject to suspension and delisting proceedings. During the 18-month cure period, the Corporation's common shares will continue to be listed and traded on the NYSE, subject to compliance with other NYSE continued listing standards. On June 1, 2009, the Corporation issued a press release, attached to this Form 8-K as Exhibit 99.1, regarding receipt of the NYSE Notice.

ITEM 8.01. Other Events

     On June 1, 2009, the Corporation announced the voting results from its annual meeting of shareholders held on May 29, 2009. The announcement is contained in the release attached to this Form 8-K as Exhibit 99.1

About Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We are including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements are based on management's expectations, estimates, projections, and assumptions. These statements involve inherent risks and uncertainties that are difficult to predict and are not guarantees of future performance. Words that convey our beliefs, views, expectations, assumptions, estimates, forecasts, outlook and projections or similar language, or that indicate events we believe could, would, should, may or will occur (or will not or might not occur) or are likely (or unlikely) to occur, and similar expressions, are intended to identify forward-looking statements, which include all statements in this Report in connection with the Corporation's submission of a plan to the NYSE with the intention of curing the Corporation's noncompliance with the NYSE's continued listing standards. We qualify forward-looking statements entirely by these and the following cautionary factors.

Actual future results may differ materially from our forward-looking statements and we qualify all forward looking statements by various risks and uncertainties we face, as well as the assumptions underlying the statements, including, but not limited to, difficulties in completing our recapitalization plan, changes in laws, rules or regulations, or regulatory actions that impact our Corporation, bank or thrift. In addition, our past results of operations do not necessarily indicate our future results. We undertake no obligation to update publicly any of these statements in light of future events, except as required in subsequent reports we file with the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits.

     d.) Exhibits

Exhibit No.	Description
99.1	Press Release of Irwin Financial Corporation dated June 1, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: June 2, 2009	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Irwin Financial Corporation dated June 1, 2009.